FIFTH AMENDMENT TO

                       CONTRACT FOR ALASKA ACCESS SERVICES


This FIFTH AMENDMENT to the CONTRACT FOR ALASKA ACCESS SERVICES is made as of this 13 day of April, 1999, between GENERAL COMMUNICATION, INC. and its wholly owned subsidiary, GCI COMMUNICATION CORP., an Alaska Corporation (together "GCI") with offices located at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503-2781, and SPRINT COMMUNICATIONS COMPANY L.P., a Delaware Limited Partnership, ("Sprint") with offices located at 3100 Cumberland Circle, Atlanta, Georgia 30339.

WHEREAS, GCI and Sprint entered into a contract for ALASKA ACCESS SERVICES, effective as of July 1, 1993, and

WHEREAS, GCI and Sprint desire to amend the Contract.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GCI and Sprint agree as follows:


1.       Paragraph 1. DEFINITIONS,  shall be amended to include a new Section 1.
         G. as follows:

         (G) ******** Alaska ******** Service: All ******** requirements where one or more termination points reside within the State of Alaska.

2. Paragraph 2. A. of the contract shall be deleted and the following inserted in its place:

         A. Sprint Traffic. Sprint will use their best effort to utilize the transmission services of GCI for both Sprint Traffic and ******** Alaska ******** Services and GCI will transmit these services as follows:

3. Paragraph 2. TRAFFIC SERVICES, CHARGES AND STANDARDS, shall be amended to include a new section 2. A. (6) as follows:

         (6) ******** Alaska ******** Service. GCI shall interconnect with Sprint at the GCI POP in Seattle, Washington. GCI shall provide the required bandwidth to the Alaska destination and coordinate the conn/ection to the customer location.

4. Paragraph 2. B. (1) of the contract shall be deleted and the following inserted in its place:


         (1) ******** shall be charged at the following rates per minute in the appropriate periods:

                  Date                                        Rate in Dollars
                  ----                                        ---------------
                  March 1, 1999                               ********

                  January 1, 2000                             ********

                  January 1, 2002 and thereafter              ********



[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                  There shall be no time of day discount. ******** shall pay the ******** access and all Alascom interexchange charges for the ******** of ********.

5. Paragraph 2. B. (2) of the contract shall be deleted and the following inserted in its place:

         (2) ******** (except for ********) shall be charged at the following rates per minute in the appropriate periods:

                  Date                                        Rate in Dollars
                  ----                                        ---------------
                  March 1, 1999                               ********

                  January 1, 2000                             ********

                  January 1, 2002 and thereafter              ********

         There shall be no time of day discount. ******** shall pay the ******** access and all Alascom interexchange charges for ********. Any query charges associated with the routing of ********, due to FCC Docket #********, will be passed on to ********.


6. Paragraph 2. TRAFFIC SERVICES, CHARGES AND STANDARDS, shall be amended to include a new section 2. B. (6) as follows:

         (6) ******** Alaska ******** Service. GCI shall charge Sprint according to the appropriate GCI FCC Tariff #1 rate for the terrestrial or satellite bandwidth requested. Each month GCI will calculate the ******** Alaska ******** Service charges for all ******** requirements of ******** and below. A ******** will be calculated. ******** of the ******** will be applied to the following months ******** invoice, and identified as, "Alaska ******** Contract ********". ******** of the ******** will be applied to the following months ******** invoice, and identified as, "Alaska ******** Contract ********".


7. Paragraph 3. TERM shall be deleted and the following inserted in its place:

         3. TERM. Except for ********,  services provided pursuant to Section 2.
         A. shall be for a term of ******** years beginning ******** and ending ********. The term shall be automatically extended for two (2) one (1) year periods through and including ******** unless either party elects to cancel the renewal by providing written notice of non-renewal at least 180 days prior to the commencement of any renewal period.


8. All other terms and conditions of the Contract remain unchanged by this Amendment and are in full force and effect.


9.   This Amendment will be in effect on ********.


10. This Amendment together with the Contract is the complete agreement of the parties and supersedes all other prior contracts and representations concerning its subject matter. Any further amendments must be in writing and signed by both parties.


[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]



Fifth Amendment Contract for Alaska Access  Page 2
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IN WITNESS  WHEREOF,  the parties hereto each acting with proper  authority have executed this Amendment on the date indicated below.


SPRINT COMMUNICATIONS COMPANY

By:/s/

Printed Name: Robert W. Runke

Title: Vice President, Network Distribution


GCI COMMUNICATION CORPORATION

By: /s/

Printed Name: Richard Westlund

Title: Vice President